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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                     FORM 8-K

                                  CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported) June 5, 2002


                               OHIO CASUALTY CORPORATION
                        ---------------------------------------
                (Exact name of registrant as specified in its charter)


           Ohio                          0-5544                31-0783294
----------------------------        -----------------      -------------------
(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                   File Number)        Identification No.)


     9450 Seward Road, Fairfield, Ohio                         45014
     ----------------------------------                     -----------
  (Address or principal executive offices)                   (ZIP Code)


        Registrant's telephone number, including area code  (513) 603-2400
                                                           ----------------

                               Not Applicable
                       ----------------------------
        (Former name or former address, if changed since last report)


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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

	Not applicable.

(b)	Pro Forma Financial Information

	Not applicable.

(c)	Exhibits

        The following document is being filed as an exhibit to this Current Report on Form 8-K:


                Exhibit Number        Description
                --------------        -----------
                      99              Safe Harbor under the Private
                                      Securities Litigation Reform Act of 1995





                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OHIO CASUALTY CORPORATION



                                    By:  /s/ Debra K. Crane
                                        -----------------------
                                        Debra K. Crane, Senior Vice President,
                                          General Counsel and Secretary


                                    Dated:  June 5, 2002





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                                   EXHIBIT INDEX

                                Current Report on Form 8-K
                                    Dated June 5, 2002

                                Ohio Casualty Corporation



        Exhibit Number            Description

             99 Safe Harbor under the Private Securities Litigation Reform Act of 1995







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